                                   SUPPLEMENT
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SECURITY CAPITAL PRESERVATION FUND
A MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

                          SUPPLEMENT DATED MAY 1, 2001
                      TO PROSPECTUS DATED FEBRUARY 1, 2001

The Prospectus is  supplemented  to reflect a change in the  Investment  Adviser from Bankers Trust Company to Deutsche Asset Management,  Inc. (DeAM,  Inc.) and
other administrative  changes. All references in the Prospectus to Bankers Trust
Company, in its capacity as Investment Adviser, have now been changed to reflect
DeAM, Inc. as the Investment Adviser.

THE  SUBSECTION  "INVESTMENT  ADVISER",  PAGE 9, IS DELETED IN ITS  ENTIRETY AND
REPLACED WITH THE FOLLOWING:

INVESTMENT  ADVISER -- Under the  supervision  of the Board of  Trustees  of the
Portfolio, Deutsche Asset Management, Inc. (DeAM, Inc.) with headquarters at 130
Liberty Street,  New York, New York 10006,  acts as the  Portfolio's  Investment
Adviser.  As Investment  Adviser,  DeAM, Inc. makes the  Portfolio's  investment decisions and assumes  responsibility  for the securities the Portfolio owns. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions.  The Portfolio's  investment adviser is also responsible  for  selecting  brokers and dealers and for  negotiating  brokerage commissions  and dealer  charges.  Prior to May 1, 2001,  Bankers  Trust Company
(Bankers Trust), an affiliate of DeAM, Inc., was the investment adviser. Bankers
Trust  received a fee of 0.70% of the  Portfolio's  average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international  investment  advisory services to  institutional  and retail  clients,  and as of December  31,  2000,  managed approximately $16 billion in assets. It serves as investment adviser to 28 other investment companies and as sub-adviser to 37 other investment companies.

DeAM,  Inc.  is an indirect  wholly-owned  subsidiary  of  Deutsche  Bank AG, an international  commercial  and investment  banking group.  Deutsche Bank AG is a major global  banking  institution  that is engaged in a wide range of financial services,  including  investment  management,  mutual fund, retail,  private and commercial banking, investment banking and insurance.

THE  SUBSECTION  "PORTFOLIO  MANAGERS",  PAGE 10,  IS  AMENDED  BY  SUBSTITUTING
REFERENCES  TO  "BANKERS  TRUST  COMPANY"  WITH  REFERENCE  TO  "DEUTSCHE  ASSET
MANAGEMENT."

THE THIRD PARAGRAPH OF THE SUBSECTION "PAYMENT OF REDEMPTION PROCEEDS", PAGE 16,
IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

BY CHECK.  Redemption  proceeds will be sent to the  shareholder(s) of record at the address on our records  generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption  proceeds,  the
Administrator  will  provide  a  certified  or  cashier's  check,  or  send  the redemption proceeds by express mail, upon the shareholder's  request or send the proceeds by wire  transfer to the  shareholder's  bank  account  upon receipt of appropriate wire transfer instructions.  In addition, redemption proceeds can be sent by electronic funds transfer,  free of charge,  to the  shareholder's  bank account.

THE THIRD PARAGRAPH OF THE SUBSECTION  "ACCUMULATION  PLAN", PAGE 16, IS DELETED
IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Fund.

THE FIRST SENTENCE OF THE SUBSECTION ENTITLED  "SYSTEMATIC  WITHDRAWAL PROGRAM",
PAGE 17, IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

Shareholders who wish to receive monthly, bi-monthly,  quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE